UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code (844) 266-2548

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 25, 2021, ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 15, 2021.

On April 6, 2021, the record date for the Annual Meeting, there were a total of 39,724,433 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 34,195,792 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1:	The election of twelve persons to serve as directors for one year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes for and withheld, as well as the number of Abstentions and Broker Non-Votes:

			BROKER
	FOR	WITHHELD	NON-VOTES
Frank Sorrentino III	27,908,186	509,036	5,778,570
Frank W. Baier	28,225,734	191,488	5,778,570
Stephen T. Boswell	28,062,998	354,224	5,778,570
Katherin Nukk-Freeman	27,274,761	1,142,461	5,778,570
Frank Huttle III	23,298,549	5,118,673	5,778,570
Michael Kempner	27,927,419	489,803	5,778,570
Nicholas Minoia	27,250,199	1,167,023	5,778,570
Anson M. Moise	28,378,709	38,513	5,778,570
Joseph Parisi, Jr.	27,929,320	487,902	5,778,570
Daniel Rifkin	28,289,475	127,747	5,778,570
Mark Sokolich	28,314,213	103,009	5,778,570
William A. Thompson	27,144,204	1,273,018	5,778,570

Proposal 2:	The non-binding resolution with respect to the compensation of the Company’s executive officers was adopted. The votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes are as follows:

			BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
27,053,341	864,807	499,074	5,778,570

Proposal 3:	The amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of our common stock, no par value per share, from 50,000,000 to 100,000,000, was approved. The number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes are as follows:

			BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
32,755,148	1,402,943	37,701	0

Proposal 4:	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2021 was approved. The number of votes For and Against with regard to this proposal, as well as the number of Abstentions was as follows:

FOR	AGAINST	ABSTENTIONS
33,870,000	306,450	19,342

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.
3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 25, 2021	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer